UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 13, 2013

                          SYNERGY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

         Colorado                      001-35245                 20-2835920
  ---------------------           -----------------        --------------------
(State or other jurisdiction     (Commission File No.)    (IRS Employer
of incorporation)                                          Identification  No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                   ------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073


                                       N/A
                   -----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On June 13, 2013, Synergy Resources Corporation (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Johnson Rice & Company L.L.C. acting severally on behalf of itself and the underwriters named in Schedule I-A thereto (the "Underwriters"), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase for resale to the public (the "Offering"), subject to the terms and conditions expressed therein, a total of 11,500,000 shares of common stock (the "Shares"), at a price to the public of $6.25 per Share. In addition, the Company has granted the Underwriters a 30-day option to purchase up to an additional 1,725,000 shares of common stock at the public offering price to cover over-allotments, if any. The Company expects the Offering to close on or about June 19, 2013, subject to the satisfaction of customary closing conditions, and expects that the net proceeds to the Company from the Offering (excluding the exercise of the over-allotment option) will be approximately $68,031,000 after deducting the estimated underwriting discount and estimated offering expenses payable by the Company. The Underwriting Agreement provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to reimburse the Underwriters for payments that the Underwriters may be required to make because of such liabilities.

     The Shares are being offered and sold pursuant to the Company's existing shelf registration statement on Form S-3 (333-186726) that was declared effective by the Securities and Exchange Commission on April 23, 2013, a Preliminary Prospectus dated April 23, 2013, a Preliminary Prospectus Supplement dated June 10, 2013 and an Issuer Free Writing Prospectus dated June 13, 2013. The opinion of the Company's counsel regarding the validity of the Shares to be issued by the Company is filed herewith as Exhibit 5.

     The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1 to this Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits. (d) Exhibits

The following exhibits are filed electronically with this report:

1. Underwriting Agreement, dated as of June 13, 2013, by and between Synergy Resources Corporation and Johnson Rice & Company L.L.C., acting severally on behalf of itself and the underwriters named in
         Schedule I thereto.

5.       Opinion of Hart & Hart, LLC.

23       Consent of Hart & Hart, LLC.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2013

                                      SYNERGY RESOURCES CORPORATION

                                      By: /s/ Frank L. Jennings
                                         ------------------------------
                                         Frank L. Jennings, Principal Financial
                                         Officer